UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21359

Exact Name of Registrant as Specified in Charter:

MBIA Capital/Claymore Managed

Duration Investment Grade Municipal Fund

Address of Principal Executive Offices:

113 King Street, Armonk, NY 10504

Name and address of agent for service:

Clifford D. Corso,

113 King Street, Armonk, NY 10504

Registrant’s telephone number, including area code: (914) 273-4545

Date of fiscal year end: July 31

Date of reporting period: January 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1:	Reports to Shareholders

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SemiAnnual Report

January 31, 2006

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

MZF

MBIA

CLAYMORE®

www.mbiaclaymore.com

where to catch the LATEST, most up-to-date INFORMATION about the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

The shareholder report you are reading right now is just the beginning of the story. Online at mbiaclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Periodic portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear Shareholder |

I am pleased to provide you with the SemiAnnual Report to Shareholders of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) for the period ended January 31, 2006. At the end of the reporting period the Fund’s Net Asset Value (NAV) per share was $14.50, up 1.08% from the Fund’s fiscal year end on July 31, 2005. On January 31, 2006 the Fund’s closing stock price on the New York Stock Exchange was $12.85 per share, representing an 11.4% discount to NAV per share. The Fund’s NAV Total Return (calculated on the basis of the beginning period NAV of $14.71 and a closing period NAV of $14.50 plus the reinvestment of dividends) was 3.42% for the one year period ended January 31, 2006. The Fund’s market price total return for the one year period ended January 31, 2006 based upon a beginning period market price per share of $13.44 and a closing period market price per share of $12.85 was 0.96% assuming reinvestment of dividends.

The Federal Reserve has raised the Fed Funds rate five times for a total of 125 basis points, since July 2005. The target for the Federal Funds rate now stands at 4.50% versus 1.00% when the Fund came to market in August of 2003. The result of the Federal Reserve’s interest rate hikes has been an inverted U.S. Treasury yield curve as short-term interest rates have risen significantly and longer-term interest rates have not risen as quickly. The yield on the benchmark 2-year U.S. Treasury note ended the period at 4.51%, up from 4.03% on July 29, 2005 and the 10-year U.S. Treasury note ended the period at 4.52%, up from 4.15% on July 29, 2005.

Municipal new issue supply for 2005 was $408 billion breaking the previous record for issuance of $384 billion set back in 2003. Despite the high supply, investor demand was also great and the municipal market enjoyed positive performance for the past six and twelve month periods. Municipal bonds continue to represent good relative value and we believe a prudent investment in the fixed income sector. The Fund is structured using a hedging strategy to manage duration and to attempt to minimize volatility as rates trend higher. By utilizing both short- and long-term hedges, we have attempted to prepare the Fund if rates were to rise quickly or more slowly over a longer period of time. We continue to believe that our hedging strategy is prudent as the future direction of interest rates remains uncertain.

Sincerely,

Clifford D. Corso MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund March 7, 2006

SemiAnnual | January 31, 2006 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Questions & Answers |

Clifford D. Corso

Mr. Corso is President of MBIA-CMC. He is also the Chief Investment Officer for MBIA Insurance Corporation. In his role as head of MBIA-CMC, Mr. Corso is the senior portfolio manager for $27 billion in assets.

Patrick M.Tucci

Mr.Tucci is Vice President and Portfolio Manager, concentrating on tax-exempt assets under management. Prior to joining MBIA-CMC, he held positions at Salomon Smith Barney in Institutional Municipal Sales and Global Equities. Prior to that, Mr.Tucci was a Portfolio Manager Assistant in the Municipal Bond Group at Eaton Vance Management. He is a member of the Association for Investment Management and Research and The New York Society of Security Analysts.

In the following interview Portfolio Managers Clifford D. Corso and Patrick M.Tucci discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for the six-month fiscal period ended January 31, 2006.

Will you please provide a brief overview of the municipal market during the six-month period ended January 31, 2006?

During the period the Federal Reserve Board (the Fed) continued its interest rate tightening cycle and raised short-term rates five times for a total of 125 basis points. The target for the Federal Funds rate now stands at 4.50% versus 1.00% when the Fund came to market in August 2003. U.S.Treasury and municipal bond yield curves flattened dramatically throughout the period and short-term fixed-income securities were negatively impacted. The economy continued to grow at a moderate pace, although the increased cost of energy and the impact of Katrina curtailed spending in late 2005.

There was a record high level of issuance of more than $408 billion in 2005. Fortunately for the market, this increase in supply was met with very strong demand. Much of the increased demand came from property and casualty insurers and non-traditional municipal investors such as hedge fund managers who invested across all maturities and were attracted to the asset class due to attractive valuations versus taxable bonds. The municipal market, as measured by the Lehman Brothers Municipal Bond Index, returned 1.3% in the six-month period. The high yield sector was the best performer within the municipal market throughout all of 2005 and in this semiannual period. As a true investment-grade Fund, we were unable to take advantage of the strength in the high yield area of the market

How did this backdrop affect the Fund’s performance?

Some funds in our peer group invest strictly in the long-end of the yield curve – 25 years and longer. MZF is distributed across the yield curve – short to long-term. In a flattening yield curve environment such as we witnessed, the shorter-dated maturities –15 years and shorter – underperformed the rest of the index. That’s because short-term rates rose while long-term rates declined marginally. These factors hindered performance.

4 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

Which issues or trends most helped the Fund’s performance and why?

The Fund’s overweight positions in hospital and housing revenue bonds also helped performance as both of those sectors posted strong returns and outperformed the index. Within the hospital sector, the Fund held a large position – approximately 22% of long-term investments. In contrast, investment grade hospital revenue bonds represented just under 3% of the Lehman Brothers Municipal Bond Index.

Which areas of the Fund hurt performance during the period?

The Fund’s long-term hedging strategy hurt performance. Our hedges consisted of three option contracts on interest rate swaps agreements with 20-year maturities. We initiated this hedging strategy at the time of the Fund’s inception because we believed that long-term interest rates were poised to rise. Historically, long-term rates have risen during periods when the Fed has executed a Fed Funds rate tightening program. The flat yield curve (short-term interest rates and long-term interest rates moving closer together) that we’ve witnessed recently is highly unusual given the ongoing hikes in short-term interest rates. During this six-month period, 20-year interest rates declined marginally, and the Fund lost money on the hedges, which hurt the Fund’s NAV return.

While our strategy did not work well in this brief period, we have maintained the hedges. As long-term rates begin to rise, and we fully expect that to happen, the hedging strategy will provide both income and capital appreciation for the Fund. Of course, the risk remains that long-term rates could fall further, but we do not anticipate that to occur in any meaningful or consistent fashion.

Did you make any structural changes to the Fund’s portfolio?

We made no meaningful changes in terms of the Fund’s positioning on the yield curve or from a duration standpoint. From a credit perspective, however, we liquidated the Fund’s position in two issues which represented approximately 4% of long-term investments. Our credit research team regularly monitors all of the issues in which we invest. During the period, they became uncomfortable with two uninsured Puerto Rico credits – Puerto Rico GO and Puerto Rico Highway bonds. While the bonds had not been downgraded and their spreads remained tight, our team believed that the creditworthiness was deteriorating. Based on this information we quickly liquidated our position in the bonds. Since our liquidation, the issues’ spreads have widened significantly. This is an example of the benefit the Fund receives from our firm’s large and focused credit research staff.

Will you tell us about the duration of the Fund and how you manage it?

The Fund’s duration moved lower during the period, but on a relative basis it remained fairly stable. Duration is a measure of the interest rate sensitivity of a fixed-

SemiAnnual | January 31, 2006 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

income portfolio which incorporates time-to-maturity and coupon size. The larger the duration number, the greater the interest rate risk.

At the start of the period, the Fund’s option-adjusted duration was 8.9 years. At the end of the period duration stood at 8.6 years. The reason for the decline in duration is two-fold. It is a result of the natural aging of the portfolio, meaning bonds are moving closer to their maturity dates. It is also the result of some issues having been pre-refunded, which took roughly 7% of the portfolio from maturities that were at approximately 20 years down to maturities in the 10-year range. We’ re comfortable with the Fund’s current duration stance in a time when we expect to see long-term interest rates begin to rise. Should we see a major shift in the interest-rate environment, we’d adjust the duration to reflect our revised outlook.

Please tell us about the Fund’s distributions during the period.

During the period, the Fund paid consistent monthly dividends of $0.056 per share. After the close of the fiscal period, the Fund declared dividends in the same amount for the months of March, April and May 2006.

Does the Fund employ leverage?

MZF, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. During the period, rising short-term interest rates increased the Fund’s cost of leverage. While our cost of leverage increased, it still added overall value. We will continue to employ a leveraged strategy as long as there is a benefit to doing so.

What is your outlook for the municipal market in 2006?

We have a favorable outlook for 2006. We expect new municipal issuance to decline from 2005 levels, but we expect that demand will remain strong which would of course support municipal valuations. While it is still early, municipal bonds have outperformed their taxable counterparts in the early months of 2006 and we expect it to continue as supply and demand characteristics remain attractive.

Looking at the macroeconomic environment, we expect that gross domestic product will grow moderately. We anticipate that the Fed will complete its tightening program in the second half of the year and believe that the yield curve will begin to steepen. As such, the hedges that we have in place should begin to perform in-line with our expectation and the portfolio should perform more favorably versus our peer group.

6 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Summary | As of January 31, 2006 (unaudited)

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 01/31/06:	$12.85
Net Asset Value as of 01/31/06:	$14.50
Yield on Closing Market Price as of 01/31/06:	5.23%
Taxable Equivalent Yield on Closing Market Price as of 01/31/06[1]:	8.05%
Current Monthly Distribution Per Common Share[2]:	$0.056
Current Annualized Distribution Per Common Share:	$0.672
Leverage as of 01/31/06[3]:	38%

[1]	Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

[2]	Monthly distribution is subject to change.

[3]	As a percentage of managed assets.

Share Price & NAV Performance

State Allocation*

*	As a percentage of long-term municipal bonds and notes.

Sector Concentration*

*	As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.

Maturity Breakdown*

*	As a percentage of long-term municipal bonds and notes and preferred shares.

Credit Quality*

*	As a percentage of long-term municipal bonds and notes and preferred shares. Based on Standard & Poor’s or other equivalent rating.

SemiAnnual | January 31, 2006 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of InvestmentslJanuary 31,2006 (unaudited)

State	Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
Municipal Bonds & Notes – 154.4%
Alabama – 0.8%
	BBB	$845	Courtland, AL Industrial Dev Brd Environ Imp Rev, AMT, Ser B, 6.25%, 08/01/25	08/01/13 @ 100	$901,649
California – 34.2%
	A-	4,000	California Dept of Water Res, Power Supply Rev, Ser A, 5.125%, 05/01/19 (Prerefunded @ 05/01/12)†	05/01/12 @ 101	4,379,600
	A	2,500	California Gen Oblig, 5.50%, 04/01/30	04/01/14 @ 100	2,740,550
	AAA	4,000	California Infra & Econ Dev Rev, Bay Area Toll Brdgs, 5.00%, 07/01/26 (FGIC)	07/01/13 @ 100	4,201,840
	A	5,000	California Public Works Brd Dept Mental Health Lease Rev, 5.00%, 06/01/24	06/01/14 @ 100	5,175,250
	AA-	4,000	California Statewide Cmntys Dev Auth Rev, Sutter Health, Ser A, 5.00%, 11/15/43	11/15/15 @ 100	3,992,960
	A	6,000	California Var Purpose Gen Oblig, 5.125%, 11/01/24	11/01/13 @ 100	6,326,760
	A-	2,500	Chula Vista, CA Ind Dev Rev, AMT, 5.50% 12/01/21	06/02/14 @ 102	2,643,150
	AAA	2,750	Golden State Tobacco Settlement Rev, Ser B, 5.375%, 06/01/28 (Prerefunded @ 06/01/10)†	06/01/10 @ 100	2,963,290
	AAA	4,000	Port of Oakland, CA Rev, AMT, Ser L, 5.00%, 11/01/22 (FGIC)	11/01/12 @ 100	4,155,040
	AAA	2,500	San Diego, CA Unified School Dist, Ser D, 5.25%, 07/01/25 (FGIC)	07/01/12 @ 101	2,740,425
					39,318,865
Colorado – 9.0%
	AAA	4,750	Colorado Dept of Trans Rev, Ser 940, 6.72%, 12/15/15 (FGIC)	No call provision	5,620,390
	AA	4,500	Colorado Health Facs Auth Rev, 5.25%, 09/01/21	09/01/11 @ 100	4,705,335
					10,325,725
District of Columbia – 4.4%
	Aaa	2,000	District of Columbia FHA Multi Henson Ridge-Rmkt, AMT, 5.10%, 06/01/37 (FHA)	06/01/15 @ 102	2,023,900

See notes to financial statements.

8 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments (unaudited) continued

State	Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
	AAA	$3,000	Metropolitan Washington D.C. Airport, AMT, Ser B, 5.00%, 10/01/34 (FSA)	10/01/14 @ 100	$3,065,370
					5,089,270
	Florida – 7.6%
	A+	2,500	Highlands Co., FL Health Facs Auth Rev, Ser B, 5.25%, 11/15/23	11/15/12 @ 100	2,603,950
	A+	3,000	Highlands Co., FL Health Facs Auth Rev, Ser D, 5.875%, 11/15/29	11/15/13 @ 100	3,229,350
	AA-	2,750	South Broward Co., FL Hosp Dist Rev, 5.60%, 05/01/27	05/01/12 @ 101	2,925,972
					8,759,272
	Illinois – 4.5%
	A+	3,000	Illinois Dev Fin Auth Hosp Rev, 5.65%, 11/15/24 (Prerefunded @ 11/15/09)†	11/15/09 @ 101	3,253,950
	AA	2,000	Illinois Hsg Dev Auth Homeowner Mtg, AMT, Ser A-2, 5.00%, 08/01/36	02/01/16 @ 100	1,979,000
					5,232,950
	Louisiana –0.9%
	BBB	1,000	De Soto Parish, LA Environ Imp Rev, AMT, Ser A, 5.85%, 11/01/27	11/01/13 @ 100	1,034,470
	Massachusetts –4.7%
	AAA	5,000	Massachusetts Special Oblig Dedicated Tax Rev, 5.25%, 01/01/26 (Prerefunded 01/01/14) (FGIC) †	01/01/14 @ 100	5,473,300
	Michigan – 1.8%
	BBB+	2,000	Michigan Strategic Fund Ltd Oblig Rev Ref, Ser C, 5.45%, 09/01/29	09/01/11 @ 100	2,089,720
	Missouri – 5.7%
	AAA	6,000	Missouri Health & Educ Facs Auth Rev, Ser A, 5.25%, 06/01/28 (Prerefunded @ 06/01/11) (AMBAC) †	06/01/11 @ 101	6,549,780
Nevada – 5.0%
	A-	5,410	Henderson, NV Health Care Fac Rev, Ser A, 5.625%, 07/01/24	07/01/14 @ 100	5,769,603
	New York – 33.8%
	A-	4,600	Long Island, NY Power Auth Rev, Ser A, 5.10%, 09/01/29	09/01/14 @ 100	4,791,130
	AA-	4,000	Metropolitan Trans Auth Rev, Ser A, 5.125%, 01/01/24	07/01/12 @ 100	4,192,160
	A+	1,500	New York Dorm Auth Lease Rev, Ser A, 5.375%, 05/15/22 (Prerefunded 05/15/13)†	05/15/13 @ 100	1,660,050
	A+	2,500	New York Dorm Auth Lease Rev, Ser A, 5.375%, 05/15/23 (Prerefunded 05/15/13)†	05/15/13 @ 100	2,766,750
	A3	1,500	New York Dorm Auth Rev, North Shore Long Island Jewish Group,
			5.375%, 05/01/23	05/01/13 @ 100	1,580,265

See notes to financial statements.

SemiAnnual | January 31, 2006 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments (unaudited) continued

State	Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
	A+	$5,000	New York, NY Gen Oblig, Ser J, 5.00%, 05/15/23	05/15/14 @ 100	$5,202,500
	A+	3,650	New York Muni Bond Bank Agy Special School Purpose Rev, Ser C, 5.25%, 12/01/22	06/01/13 @ 100	3,882,250
	AA-	4,000	New York Tobacco Settlement Funding Corp, Ser A1, 5.50%, 06/01/19	06/01/13 @ 100	4,393,600
	AAA	5,000	Port Auth NY and NJ - Cons, 127th Rev, AMT, 5.20%, 12/15/26 (AMBAC)	06/15/12 @ 101	5,274,750
	A	5,000	Suffolk Co, NY Ind Dev Agy Rev, AMT, 5.25%, 06/01/27	06/01/13 @ 100	5,168,500
					38,911,955
North Carolina – 3.7%
	BBB	1,000	North Carolina Eastern Muni Power Agy Sys Rev Ref, Ser D, 5.125%, 01/01/23	01/01/13 @ 100	1,032,530
	BBB	1,000	North Carolina Eastern Muni Power Agy Sys Rev Ref, Ser D, 5.125%, 01/01/26	01/01/13 @ 100	1,025,380
	AAA	2,065	North Carolina Housing Fin Agy Rev, AMT, Ser 14A, 5.35%, 01/01/22 (AMBAC)	07/01/11 @ 100	2,130,378
					4,188,288
Ohio – 9.5%
	A+	3,000	Cuyahoga Co, OH Rev Ref, Ser A, 6.00%, 01/01/20	07/01/13 @ 100	3,367,110
	AA-	5,000	Lorain Co, OH Hosp Rev Ref, Ser A, 5.25%, 10/01/33	10/01/11 @ 101	5,183,500
	Aaa	2,250	Toledo, OH City School Dist Facs Imp Gen Oblig, 5.00%, 12/01/25 (FSA)	12/01/13 @ 100	2,359,710
					10,910,320
Pennsylvania – 3.9%
	BBB	2,340	Pennsylvania Higher Educ Facs Auth Rev, 5.25%, 05/01/23	05/01/13 @ 100	2,431,166
	BBB+	2,000	Pennsylvania State Higher Education, 5.00%, 07/15/39	07/15/15 @ 100	2,014,940
					4,446,106
Puerto Rico – 6.2%
	AAA	1,500	Puerto Rico Hwy & Trans Auth Rev, Ser J, 5.50%, 07/01/24 (Prerefunded @ 07/01/14)†	07/01/14 @ 100	1,682,070
	BBB	5,000	Puerto Rico Public Bldgs Auth Rev, Ser I, 5.50%, 07/01/25	07/01/14 @ 100	5,404,850
					7,086,920
South Carolina – 3.1%
	AAA	2,500	Florence Co, SC Hosp Rev, Ser A, 5.25%, 11/01/27 (FSA)	11/01/14 @ 100	2,660,175
	BBB	1,000	Georgetown Co, SC Environ Imp Rev, AMT, Ser A, 5.30%, 03/01/28	03/01/14 @ 100	975,810
					3,635,985

See notes to financial statements.

10 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments (unaudited) continued

State	Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
South Dakota – 5.6%
	AAA	$5,200	South Dakota Hsg Dev Auth, Ser K, AMT, 5.05%, 05/01/36	11/01/15 @ 100	$5,245,812
	A+	1,200	South Dakota St Hlth & Edl Fac, 5.25%, 11/01/34	11/01/14 @ 100	1,235,508
					6,481,320
Texas – 5.5%
	Aaa	2,000	Bexar Co, TX Housing Fin, AMT, 5.20%, 10/20/34 (GNMA/FHA)	10/20/14 @ 100	2,053,400
	AAA	4,000	Eagle Mtn & Saginaw, TX Indep School Dist, Ser A, 5.25%, 08/15/23 (PSF)	08/15/13 @ 100	4,287,440
					6,340,840
West Virginia – 4.5%
	AAA	5,000	West Virginia Housing Dev Fund Rev, Ser D, 5.20%, 11/01/21	05/01/11 @ 100	5,175,700
			Total Municipal Bonds & Notes – 154.4%
			(Cost $ 168,361,737)		177,722,038

	Rating (Moody)	Redemption Value (000)	Description		Value
Preferred Shares – 3.6%
	A3	$2,000	Charter Mac Equity Trust, AMT, Ser A-4, 5.75%, 04/30/15 (remarketing), 144A		$2,120,540
	A3	2,000	GMAC Municipal Mortgage Trust, AMT, Ser A1-3, 5.30%, 10/31/39, (10/31/19 remarketing), 144A		2,035,040
			Total Preferred Shares
			(Cost - $ 4,000,008)		4,155,580

	Counterparty	Notional Amount (000)	Description	Expiration Date	Value
SWAPTIONS(1) – 0.8%
	Goldman Sachs	$85,000	Option on a pay fixed/receive floating rate interest rate swap terminating on 09/03/08 (pay fixed rate of 5.20% and receive BMA rate with a weekly reset)	09/03/08	$842,250
	Goldman Sachs	7,000	Option on a pay fixed/receive floating rate interest rate swap terminating on 09/03/08 (pay fixed rate of 6.50% and receive BMA rate with a weekly reset)	09/03/08	98,900
	Goldman Sachs	50,000	Option on a pay fixed/receive floating rate interest rate swap terminating on 05/05/06 (pay fixed rate of 5.10% and receive BMA rate with a weekly reset)	05/05/06	170
			Total SWAPTIONS
			(Cost $ 5,602,500)		941,320

See notes to financial statements.

SemiAnnual | January 31, 2006 | 11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments (unaudited) continued

State	Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
Short-Term Investments – 0.2%
Michigan – 0.1%
	AA+	$65	University of Michigan Revs Med Svc Plan VRDN, 3.07%, 12/01/21(2)	No call provision	$65,000
New York – 0.1%
	AAA	120	New York, NY City Transitional Fin Auth, Ser 3 VRDN, 3.04%, 11/01/22(2)	No call provision	120,000
			Total Short-Term Securities
			(Cost $185,000)		185,000
			Total Investments (Cost $ 178,149,245) – 159.0%		183,003,938
			Other assets in excess of liabilities – 1.3%		1,529,868
			Preferred Shares, at redemption value –
			(-60.3% of Net Assets Applicable to Common Shareholders or -38.0% of Total Investments)		(69,450,000)
			Net Assets Applicable to Common Shareholders – 100.0%(3)		$115,083,806

*	For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided.

**	Date and price of the earliest optional call or redemption provision. There may be other call provisions at varying prices at later dates.

†	This bond is prerefunded U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

††	Inverse Floating Rate Security - the coupon rate changes inversely with interest rates. The rate shown reflects the rate at January 31, 2006.

(1)	Non-income producing securities.

(2)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of January 31, 2006.

(3)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AMBAC –	Insured by Ambac Assurance Corporation
AMT –	Alternative Minimum Tax
BMA –	Bond Market Association
FGIC –	Insured by Financial Guaranty Insurance Co.
FHA –	Guaranteed by Federal Housing Administration
FSA –	Insured by Financial Security Assurance, Inc.
GNMA –	Guaranteed by Ginnie Mae
PSF –	Guaranteed by Texas Permanent School Fund
VRDN –	Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
144A –	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006 these securities amounted to $4,155,580, which represents 3.6% of net assets applicable to common shareholders.

See notes to financial statements.

12 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Assets and Liabilities | January 31, 2006 (unaudited)

Assets
Investments, at value (cost $ 178,149,245)	$183,003,938
Cash	63,539
Interest receivable	1,826,094
Other assets	41,616

Total assets	184,935,187

Liabilities
Dividends payable - preferred shareholders	154,020
Investment advisory fee payable	47,118
Servicing agent fee payable	31,412
Accrued expenses and other liabilities	168,831

Total liabilities	401,381

Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	69,450,000

Net Assets Applicable to Common Shareholders	$115,083,806

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized, 7,935,591 shares issued and outstanding	$7,936
Additional paid-in capital	112,471,279
Net unrealized appreciation on investments and swaptions	4,854,693
Accumulated undistributed net investment income	332,499
Accumulated net realized loss on investments and swaptions	(2,582,601)

Net Assets Applicable to Common Shareholders	$115,083,806

Net Asset Value Applicable to Common Shareholders (based on 7,935,591 common shares outstanding)	$14.50

See notes to financial statements.

SemiAnnual | January 31, 2006 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Operations | For the six months ended January 31, 2006 (unaudited)

Investment Income
Interest		$4,504,802
Expenses
Investment advisory fee	363,379
Servicing agent fee	242,253
Professional fees	136,832
Auction agent fees - preferred shares	120,442
Trustees’ fees and expenses	55,350
Fund accounting	28,714
Administrative fee	25,623
Transfer agent fee	18,635
NYSE listing fee	14,619
Prepaid Insurance	14,126
Printing expenses	12,603
Custodian fee	9,729
Line of credit fee	702
Other	21,146
Total expenses		1,064,153
Investment advisory fees waived		(83,857)
Servicing agent fees waived		(55,904)

Net expenses		924,392

Net investment income		3,580,410

Realized and Unrealized Gain (Loss) on Investments Transactions
Net realized gain (loss) on:
Investments		312,949
Swaptions		(694,000)
Net change in unrealized appreciation (depreciation) on:
Investments		(1,597,800)
Swaptions		586,320

Net realized and unrealized gain on investments and swaptions transactions		(1,392,531)

Distributions to Auction Market Preferred Shareholders from
Net investment income		(948,568)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$1,239,311

See notes to financial statements.

14 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Changes in Net Assets |

	For the Six Months Ended January 31, 2006 (unaudited)	For the Year Ended July 31, 2005
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$3,580,410	$7,280,738
Net realized loss on investments and swaptions	(381,051)	(295,158)
Net unrealized appreciation (depreciation) on investments and swaptions	(1,011,480)	7,212,061
Distributions to auction market preferred shareholders from net investment income	(948,568)	(1,241,239)

Net increase in net assets applicable to common shareholders resulting from operations	1,239,311	12,956,402
Distributions to common shareholders from
Net investment income	(2,666,358)	(6,221,503)

Total increase in net assets applicable to common shareholders	(1,427,047)	6,734,899
Net assets applicable to common shareholders:
Beginning of period	116,510,853	109,775,954

End of period (including undistributed net investment income of $332,499 and $367,015, respectively.)	$115,083,806	$116,510,853

See notes to financial statements.

SemiAnnual | January 31, 2006 | 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial Highlights |

Per share operating performance for one common share outstanding throughout each period	For the Six Months Ended January 31, 2006 (unaudited)		For the Year Ended July 31, 2005	For the Period August 27, 2003* through July 31, 2004
Net asset value, beginning of period	$14.68		$13.83	$14.33	**

Investment operations
Net investment income	0.45		0.92	0.78
Net realized and unrealized gain on investments and swaptions transactions	(0.17)		0.87	(0.42)
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.12)		(0.16)	(0.08)

Total from investment operations	0.16		1.63	0.28

Distributions to common shareholders from net investment income	(0.34)		(0.78)	(0.63)

Common share offering costs charged to paid-in-capital in excess of par	—		—	(0.03)
Preferred shares offering costs/underwriting discount charged to paid-in-capital in excess of par	—		—	(0.12)

Total capital share transactions	—		—	(0.15)

Net asset value, end of period	$14.50		$14.68	$13.83

Market value, end of period	$12.85		$13.15	$13.11

Total investment return (a)
Net asset value	1.08%		12.03%	1.11%
Market value	0.32%		6.47%	-8.62%
Ratios and supplemental data
Net assets end of period (thousands)	$115,084		$116,511	$109,776
Ratio of expenses to average net assets (net of fee waivers)(c)	1.59	%(b)	1.53%	1.34	%(b)
Ratio of expenses to average net assets (excluding fee waivers)(c)	1.83	%(b)	1.77%	1.56	%(b)
Ratio of net investment income(loss) to average net assets(c)	6.16	%(b)	6.34%	5.85	%(b)
Portfolio turnover	10%		15%	129%
Preferred shares asset coverage per share	$66,427		$66,941	$64,516

*	Commencement of investment operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(a)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)	Annualized.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

See notes to financial statements.

16 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to Financial Statements | January 31, 2006 (unaudited)

Note 1– Organization & Accounting Policies:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

Securities Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required.

Swaptions: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

Federal Income Taxes: The Fund intends to continue to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute sufficient net income to shareholders to qualify as such. For this reason and because substantially all of the Fund’s gross income consists of tax-exempt interest, no Federal income tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

SemiAnnual | January 31, 2006 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Notes to Financial Statements (unaudited) continued

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between MBIA Capital Management Corp.(the “Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management LLC which, in turn, is a wholly-owned subsidiary of MBIA Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for financial leverage (in total, the “Managed Assets”). The Adviser has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets from the commencement of the Fund’s operations through September 1, 2008, and at the rate of 0.042% thereafter through September 1, 2009.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets from the commencement of the Fund’s operations through September 1, 2008, and at a rate of 0.028% thereafter through September 1, 2009.

Claymore Advisors, LLC serves as Administrator to the Fund pursuant to an Administration Agreement with the Fund. As Administrator, Claymore Securities, Inc. is responsible for services such as financial reporting, compliance monitoring and corporate management. For these services, the Fund pays Claymore Securities, Inc. an annual fee, payable monthly, equal to 0.0275% of the Fund’s average daily Managed Assets up to $200 million, 0.0200% on the next $300 million of the Fund’s average daily Managed Assets, 0.0150% on the next $500 million of the Fund’s average daily Managed Assets and 0.01% of the Fund’s average daily Managed Assets in excess of $1 billion. For the six months ended January 31, 2006, the Fund recognized expenses of approximately $25,600 for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

Note 3 – Portfolio Securities:

Purchases and sales of investment securities, excluding short-term investments, for the period ended January 31, 2006, aggregated $18,586,690 and $17,343,671, respectively.

The federal income tax cost basis of the Fund’s investments at January 31, 2006, was $178,075,357 and net unrealized appreciation was $4,928,581, which consisted of aggregate gross unrealized appreciation of $9,672,617 and aggregate gross unrealized depreciation of $4,744, 036. The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership income.

Note 4 – Distributions to Shareholders:

Distributions paid to common shareholders during the tax year ended July 31, 2005 were characterized as follows for tax purposes:

	Tax-exempt income	Ordinary income	Long-term capital gain	Total distributions
2005	$6,220,848	$655	$—	$6,221,503

18 | SemiAnnual | January 31, 2006	SemiAnnual | January 31, 2006 | 18

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Notes to Financial Statements (unaudited) continued

As of July 31, 2005, the Fund had a capital loss carryforward of $1,872,131 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $8,249 on July 31, 2012 and $1,863,882 on July 31,2013. Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended July 31, 2005, the Fund elected to defer losses occurring between November 1, 2004 and July 31, 2005 in the amount of $329,419.

Note 5 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at January 31, 2006, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the year ended July 31, 2005 or the period ended January 31, 2006.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares, Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $694,500 and offering costs of $285,298 incurred in connection with the Fund’s offering of preferred shares have been charged to paid-in capital in excess of par of the common shares. As of January 31, 2006, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding.

Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. The dividend rate range on the preferred shares of the Fund for the period ended January 31, 2006, were as follows:

Series	Low	High	At 1/31/06	Next Auction Date
M7	2.65%	2.65%	2.65%	2/27/06
W28	2.40%	3.15%	3.15%	2/01/06

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value plus any accrued dividends. Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of preferred shares.

Note 6 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Subsequent Dividend Declarations – Common Shareholders:

The Fund has declared the following dividends to common shareholders:

Rate Per Share	Declaration Date	Ex-Dividend Date	Record Date	Payable Date
$0.056	2/23/06	3/06/06	3/08/06	3/15/06
$0.056	2/23/06	4/05/06	4/07/06	4/17/06
$0.056	2/23/06	5/04/06	5/08/06	5/15/06

19 | SemiAnnual | January 31, 2006	SemiAnnual | January 31, 2006 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Mark Jurish Year of Birth: 1959 Trustee	Since 2003	Founder and Chief Executive Officer of Larch Lane Advisors. Prior to forming Larch Lane, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988.	1	Serves on Best Practices Committee of The Greenwich Roundtable.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2003	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	16	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago.

Jerry S. Rosenbloom Year of Birth: 1939 Trustee	Since 2003	Frederick E. Ecker Emeritus Professor of Insurance and Risk Management at the Wharton School of the University of Pennsylvania and Academic Director of the Certified Employee Benefit Specialist (CEBS) Program, co-sponsored by the Wharton School and the International Foundation of Employee Benefit Plans.	1	Harleysville Group, Inc.; Century Funds

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2003	Formerly,Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999),Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	14	None.
Interested Trustees:

Clifford D. Corso† Year of Birth: 1961 Trustee and President	Since 2003	President of MBIA Asset Management & MBIA Capital Management Corp.; Chief Investment Officer, MBIA Insurance Corp.; Vice President of the 1838 Investment Advisors Funds.	1	None.

Nicholas Dalmaso†† Year of Birth: 1965 Trustee	Since 2003	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	16	None.

*	The business address of each Trustee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 Kind Street, Armonk, New York 10504.

**	The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Co., the Fund’s Investment Adviser.

Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s Servicing Agent.

20 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Supplemental Information continued

Officers

The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Craig L. Armstrong Year of Birth: 1970 Assistant Vice President	Since 2003	Vice President, MBIA-CMC (2003-Present); Assistant Vice President and Vice President, MBIA Corp. (1999-2003); Senior Analyst, MBIA Investment Management Corp. (1999).

Leonard I. Chubinsky Year of Birth: 1948 Secretary and General Counsel	Since 2003	General Counsel and Secretary, MBIA-CMC; Deputy General Counsel, MBIA Insurance.

Marc D. Morris Year of Birth: 1959 Treasurer	Since 2003	Chief Financial Officer of MBIA’s fixed income business; President MBIA Investment Management Corp.

Patrick M.Tucci Year of Birth: 1970 Assistant Vice President	Since 2003	Vice President and a Portfolio Manager, MBIA-CMC (2002-Present); Assistant Vice President,Vice President, Salomon Smith Barney Global Equities Group (2000-2001); Assistant Vice President Salomon Smith Barney Municipal Bond Group (1995-2000).

Susan A.Voltz Year of Birth: 1961 Vice President and Assistant Secretary	Since 2003	Director and Senior Portfolio Manager, MBIA-CMC.

Richard Walz Year of Birth: 1959 Chief Compliance Officer	Since 2004	Director of Operations of MBIA’s fixed income business, Chief Compliance Officer of MBIA Capital Management Corp., MBIA Municipal Investor Service Corp. and Colorado Investors Service Corp.

*	The business address of each officer is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 King Street, Armonk, New York 10504.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on January 16, 2006. At the meeting, shareholders voted on the election of trustees, the approval of a new investment advisory agreement and the approval of a new sub-advisory agreement.

With regard to the election of the following trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Ronald A. Nyberg	6,122,226	268,655

With regard to the election of the following trustees by preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Mark Jurish	2,606	0
Ronald A. Nyberg	2,606	0

The other trustees of the Fund whose terms did not expire in 2005 are Clifford D. Corso, Nicholas Dalmaso, Jerry S. Rosenbloom and Ronald E.Toupin.

With regard to the approval of a new investment advisory agreement and a new sub-advisory agreement by common and preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld	# of Shares Against
Investment advisory agreement	3,657,826	2,249,280	485,132
Sub-advisory agreement	3,675,826	2,239,397	477,015

The proposals for the new investment advisory agreement and the new sub-advisory agreement did not pass.

SemiAnnual | January 31, 2006 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment Plan | (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York (“BONY”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: 800-701-8178.

22 | SemiAnnual | January 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Informationl

Board of Trustees

Clifford D. Corso*

Nicholas Dalmaso*

Mark Jurish

Ronald A. Nyberg

Jerry S. Rosenbloom

Ronald E.Toupin, Jr.

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Clifford D. Corso

President

Susan Voltz

Vice President and Assistant Secretary

Leonard Chubinsky

Secretary and General Counsel

Marc D. Morris

Treasurer

Richard J.Walz

Chief Compliance Officer

Investment Adviser

MBIA Capital Management Corp.

Armonk, New York

Servicing Agent

Claymore Securities, Inc.

Lisle, Illinois

Administrator

Claymore Advisors, LLC

Lisle, Illinois

Accounting Agent, Custodian, Transfer Agent and Auction Agent

The Bank of New York

New York, New York

Legal Counsel

Simpson Thacher & Bartlett LLP

New York, New York

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website www.MBIA.com.

Questions concerning your shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian,Transfer Agent and Auction Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures related to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 are available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov and is available, without charge, upon request by calling (866)-819-5301.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.To obtain information on Form N-Q from the Fund, please call (800)-345-7999.

In December 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SemiAnnual | January 31, 2006 | 23

MBIA Capital Management Corp.
113 King Street
Armonk, NY 10504

MZF
LISTED
NYSE

MZF-SAR-0106

ITEM 2:	Code of Ethics

Not applicable for a semi-annual reporting period.

ITEM 3:	Audit Committee Financial Expert

Not Applicable for a semi-annual reporting period.

ITEM 4:	Principal Accountant Fees and Services

Not Applicable for a semi-annual reporting period.

ITEM 5:	Audit Committee of Listed Registrant.

Not Applicable for a semi-annual reporting period.

ITEM 6:	Schedule of Investments

The schedule of Investments is included as part of Item 1.

ITEM 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable for a semi-annual reporting period.

ITEM 8:	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable for a semi-annual reporting period.

ITEM 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None.

ITEM 10:	Submission of Matters to a Vote of Security Holders

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11:	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12:	EXHIBITS.

(a	)(1)	Not applicable.

(a	)(2)	Separate certification for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17CFR270.30a-2(a)) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b	)	Certification of principal executive officer and principal financial officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

BY:	/s/ Clifford D. Corso
Clifford D. Corso
President
Date:	April 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Clifford D. Corso
Clifford D. Corso
President
(Principal Executive Officer)
Date:	April 3, 2006

BY:	/s/ Marc D. Morris
Marc D. Morris
Treasurer
(Principal Financial Officer)
Date:	April 3, 2006